UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12

NEW ULM TELECOM, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NEW ULM TELECOM, INC.
27 North Minnesota Street
New Ulm, Minnesota 56073
(507) 354-4111

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 18, 2006

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of New Ulm Telecom, Inc. (the “Company”), a Minnesota corporation, will be held at Turner Hall, located at 102 South State Street, New Ulm, Minnesota, on Thursday, May 18, 2006 at 10:00 a.m. for the following purposes:

(1)	To elect three directors for a term of three years, each to hold office until the Annual Meeting of Shareholders to be held in 2009, or until his or her successor is elected;

(2)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The Board of Directors has fixed the close of business on March 20, 2006, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.

By Order of the Board of Directors

/s/   Barbara A.J. Bornhoft

Barbara A.J. Bornhoft
Corporate Secretary

New Ulm, Minnesota
April 7, 2006

        TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

i

NEW ULM TELECOM, INC.
27 North Minnesota Street
New Ulm, Minnesota 56073
(507) 354-4111

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 18, 2006

INFORMATION CONCERNING SOLICITATION AND VOTING

General

        This proxy statement and the enclosed proxy are furnished in connection with the solicitation of proxies by the Board of Directors of New Ulm Telecom, Inc. (the “Company”) for use at the Annual Meeting of Shareholders and any adjournment thereof to be held commencing at 10:00 a.m., local time, on Thursday, May 18, 2006, at Turner Hall, located at 102 South State Street, New Ulm, Minnesota.

        You are urged to sign and return the enclosed proxy whether or not you plan to attend the meeting. You should specify your choices by marking the appropriate boxes on the proxy. All shares of common stock represented by properly executed and returned proxies, unless such proxies have previously been revoked, will be voted at the meeting and, where the manner of voting is specified on the proxy, will be voted in accordance with such specifications. Shares represented by properly executed and returned proxies on which no specification has been made will be voted in favor of each proposal.

        The persons named as proxies were selected by the Board of Directors of the Company and are directors or officers of the Company. If any other matters are properly presented at the meeting for action, including a question of adjourning or postponing the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on these matters in accordance with their best judgment.

        The notice of annual meeting, this proxy statement and related proxy card are being mailed to shareholders on or about April 13, 2006.

Record Date and Outstanding Common Stock

        The Board of Directors has fixed the close of business on March 20, 2006, as the record date for determining the holders of outstanding common stock entitled to notice of, and to vote at, the meeting. Only shareholders of record at the close of business on March 20, 2006 will be entitled to vote at the meeting. On that date, there were 5,115,435 shares of common stock issued, outstanding and entitled to vote.

Revocability of Proxies

        Any shareholder who executes and returns a proxy may revoke it at any time before it is voted. Any shareholder who wishes to revoke a proxy can do so by (a) executing a later-dated proxy relating to the same shares and delivering it to the Chief Executive Officer (CEO) before the vote at the meeting, (b) filing a written notice of revocation bearing a later date than the proxy with the CEO before the vote at the meeting, or (c) appearing in person at the meeting, filing a written notice of revocation and voting in person the shares to which the proxy relates. Any written notice or subsequent proxy should be delivered to New Ulm Telecom, Inc., 27 North Minnesota Street, New Ulm, Minnesota 56073, Attention: Bill Otis, or hand-delivered to Mr. Bill Otis before the vote at the meeting.

Voting and Solicitation

        Each shareholder is entitled to one vote, exercisable in person or by proxy, for each share of common stock held of record on the record date. However, shareholders have the right to cumulate votes in the election of directors, as described on page 4.

        The Company will pay the cost of this solicitation, including preparing, assembling and mailing the proxies and solicitation materials. The Company is soliciting proxies principally by mail. In addition, the directors, officers and regular employees may solicit proxies personally, by telephone, by facsimile or by e-mail, for which they will receive no consideration other than their regular compensation. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of shares of common stock held as of the record date and will reimburse these persons for their reasonable expenses so incurred.

Quorum; Abstentions; Broker Non-Votes

        The presence in person or by proxy of the holders of thirty-five percent (35%) of the shares of common stock outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at the meeting. All votes will be tabulated by the inspector of election for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

        If a properly executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by the proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of the matter.

        If a properly executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, these shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to the matter.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

        There are currently seven directors on the Board of Directors. Each director is elected to a three-year term. Three directors will be elected at the annual meeting. The Board of Directors has nominated and recommends for election the three persons named herein. It is intended that proxies will be voted for such nominees. The Board of Directors believes that each nominee named herein will be able to serve, but should a nominee be unable to serve as a director, the persons named in the proxies have advised the Company that they will vote for the election of such substitute nominee as the Board of Directors may propose.

        The following table sets forth information, including business experience during the past five years, as to the nominees for election and as to the other directors. Information concerning beneficial ownership of the Company’s common stock as of March 20, 2006 can be found on page 6. We are not aware of any arrangement or understanding pursuant to which any individual is to be selected as a director or nominee. There are no familial relationships between any director or executive officer, except that the Chairman of the Board, Mr. James P. Jensen, is the brother-in-law of Mr. Gary Nelson, one of the Company’s other directors.

TERMS ENDING IN 2006 AND
NOMINEES FOR TERMS ENDING IN 2009

ROSEMARY DITTRICH has served as a director since 1997. Ms. Dittrich, age 64, is a co-owner and Corporate Secretary of D & A Truck Line.

MARY ELLEN DOMEIER, has served as a director since 1999. Ms. Domeier, age 64, currently serves as the Executive Officer of New Ulm Area Catholic Schools. Prior to that, Ms. Domeier served as the CEO and Chair of Frandsen Bank & Trust until her retirement in 2003. Ms. Domeier currently serves on the Board of Directors of American Artstone Company.

GARY NELSON has served as a director since 1982. Mr. Nelson, age 68, is retired and served as the President and CEO of The Insurance Group until his retirement in 2000.

TERMS ENDING IN 2007

JAMES JENSEN has served as a director since 1982 and as Chairman of the Board since 1999. Mr. Jensen, age 61, has been the President of Jensen Consulting, Inc. since 2003. Prior to that, Mr. Jensen served as a Marketing Consultant and Sales Representative for Kohls-Weelborg Dealerships from March 2003 until January 2004, and as the President of Jensen Clothing, Inc. until 2003. Mr. Jensen currently serves on the Board of Directors of Alliance Bank.

PERRY MEYER has served as a director since 1995. Mr. Meyer, age 51, is a farmer who raises corn, soybeans and hogs. Since 2003, Mr. Meyer has served as the Board Chairman of Heartland Corn Products, which owns and operates an Ethanol plant in Winthrop, MN. Mr. Meyer has previously served as the Lafayette Township Treasurer.

TERMS ENDING IN 2008

DUANE LAMBRECHT has served as a director since 1999. Mr. Lambrecht, age 59, has been the owner and CEO of Shelter Products, Inc. for more than five years. Mr. Lambrecht also serves on the Board of Directors of the North American Building Material Distributors Association.

PAUL ERICK, CPA has served as a director since 2005. Mr. Erick, age 62, was an officer and stockholder of Olsen, Thielen & Co., Ltd. (a public accounting firm) until his retirement in August 2000.

Cumulative Voting for Directors – Vote Required

        For each share held, shareholders may cast one vote for each of the three directorships to be filled at this meeting. Each shareholder entitled to vote has the right to vote the shareholder’s shares on a cumulative basis in the election of directors by giving written notice of intent to do so to any officer of the Company before the meeting, or to the presiding officer at the meeting at any time before the election. If notice of such intent is given, the presiding officer at the meeting will announce, before the election of directors, that shareholders may vote their shares on a cumulative basis by multiplying the number of shares held by the shareholder by the number of directors to be elected. Each shareholder then may cast votes for one candidate or may distribute the votes among any number of candidates. If no shareholder provides notice of the intent, the nominees who receive the affirmative vote of the holders of a majority of the voting power of the shares present and entitled to vote at the meeting will be elected to serve on the Board of Directors. If any shareholder determines to vote on a cumulative basis and an individual other than the above-stated nominees has been nominated to serve as a director, then the three nominees who receive the largest number of votes, taking into account cumulative voting, will be elected to serve on the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE FOR DIRECTOR SET FORTH IN PROPOSAL NO. 1.

THE BOARD OF DIRECTORS AND COMMITTEES

        The Board of Directors consists of seven members with staggered terms of three years. The Board holds regular monthly meetings and some special meetings. The Board has established an Audit Committee, Steering Committee, Compensation Committee, and Strategic Planning Committee performing the functions described below. The Board also has an Ad Hoc Governance Committee and an Ad Hoc Nominating Committee that are appointed and meet as needed. The Chairman of the Board is an ex-officio member of all committees. The Board held 14 meetings in 2005. All committees meet as required. Each director attended 75% or more of the Board meetings and applicable committee meetings.

        Audit Committee consists of Paul Erick, Chair, Mary Ellen Domeier and Gary Nelson. All members of the Audit Committee are independent, as defined in Rule 4200(a)(15) of the Nasdaq’s listing standards. Each member of the Audit Committee is financially literate and at least one member of the Committee has accounting or related financial management expertise. The Board of Directors has determined that Mr. Paul Erick, the Chair of the Audit Committee, satisfies the criteria adopted by the Securities and Exchange Commission to serve as “audit committee financial expert” and is an independent director, pursuant to the standards set forth in the Company’s Corporate Governance Guidelines and the requirements under the Securities Exchange Act of 1934. The Audit Committee oversees the Company’s accounting, financial reporting process, internal controls and audit, and consults with management and the independent auditors on, among other items, matters related to the annual audit, the published financial statements and the accounting principles applied. As part of its duties, the Audit Committee appoints, evaluates and retains the Company’s independent auditors and evaluates the independent auditors’ qualifications, performance and independence. The Audit Committee has established policies and procedures for the pre-approval of all services provided by the independent auditors. The Audit Committee’s Report is included on page 10 of this proxy statement. The Audit Committee had 11 meetings in 2005.

        Steering Committee consists of James Jensen, Chair, Duane Lambrecht, and Perry Meyer. This committee is responsible for the study and analysis of the Company’s financial requirements and the evaluation of the operations of the Company. The Steering Committee had 6 meetings in 2005.

        Compensation Committee consists of Perry Meyer, Chair, Rosemary Dittrich and Duane Lambrecht. Its duties are to evaluate employee compensation and staffing. The Compensation Committee also makes appropriate recommendations concerning executive and director compensation. This committee had 4 meetings in 2005.

        Strategic Planning Committee consists of Mary Ellen Domeier, Chair, Rosemary Dittrich and Gary Nelson. This committee is designed to serve as a catalyst in ensuring Company management and the Board of Directors engage in ongoing strategic thinking. This committee had 3 meetings in 2005.

Nominations

        The Company does not have a formal Nominating Committee or Nominating Committee Charter. The Company’s Board of Directors, which is comprised completely of independent directors as defined in Rule 4200(a)(15) of the Nasdaq’s listing standards, functions as the Company’s Nominating Committee. To date, the Company feels that the full Board best represents the interests of the shareholders regarding nominations. However, the Company may appoint a Nominating Committee in the future if it deems it is appropriate.

        The Board has generally identified nominees based upon suggestions by current directors, management or shareholders. The Company’s Board member selection criteria include: integrity, education, corporate governance experience, business experience, and understanding of the Company’s industry. The Board has used these criteria to evaluate potential nominees. The Board to date, does not evaluate proposed nominees differently depending upon who has made the recommendation. The Board has not paid any third party fee to assist in this process.

        It is the Board’s policy to consider director candidates recommended by shareholders who appear to be qualified to serve on the Board of Directors. The Board may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and the Board does not perceive a need to increase the size of the Board. In order for a director candidate to be considered for nomination at the annual meeting of shareholders, the recommendation must be received by the Company as provided under “Shareholder Proposals for 2007 Annual Meeting,” on page 13.

Shareholder Communications with Board

        The Board of Directors has implemented a process by which Company shareholders may send written communications to the Board’s attention. Any shareholder desiring to communicate with the Board, or one or more of its directors, may send a letter addressed to:

New Ulm Telecom, Inc. 27 North Minnesota Street New Ulm, Minnesota 56073 Attention: Corporate Secretary (Board Matters)

        The Corporate Secretary has been instructed by the Board to promptly forward all communications so received to the full Board or the individual Board members specifically addressed in the communication, without first screening those communications.

        The Company encourages all of its directors and officers to attend the annual meeting of shareholders. Six of the Company’s seven directors attended the 2005 Annual Meeting of Shareholders.

NON-EMPLOYEE DIRECTOR COMPENSATION

        In 2005, the directors were paid an annual retainer of $13,600. In addition, directors received $600 for each Board and Committee meeting they attended. In 2006, the directors will be paid a $13,600 annual retainer and $600 for each Board and Committee meeting they attend. The Chairman of the Board, who is not an employee of the Company, received an additional annual retainer of $12,000. This annual retainer will be $12,000 in 2006. The Company has a director retirement policy pursuant to which directors who leave the Board will receive $1,000 for each year of service to the Board with a maximum of $20,000 paid to any one director.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding beneficial ownership of the Company’s common stock as of March 20, 2006, by (a) each person known by us to own beneficially five percent (5%) or more of our common stock (“five percent shareholders”), (b) each director and nominee for director, (c) the executive officers, and (d) directors and executive officers as a group. Unless otherwise noted, each person identified below possesses sole voting and investment power with respect to such shares. Except as noted below, we know of no agreements among our shareholders which relate to voting or investment power with respect to our common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)

Ruth B. Wines, Trustee of the
Ralph K. Wines & Ruth B. Wines Family Trust 216 Apolena, Newport Beach, California 92662	274,320	5.4%
Bill Otis	209,400	4.1
Gary Nelson (3)	34,509	*
James Jensen (4)	16,743	*
Perry Meyer	12,000	*
Rosemary Dittrich (5)	11,528	*
Barbara Bornhoft	2,100	*
Mary Ellen Domeier	1,850	*
Duane Lambrecht (6)	1,150	*
Patricia Matthews	219	*
Paul Erick	100	*
Nancy Blankenhagen	90	*
All directors and officers as a group (11 persons) (7)	289,689	5.7%
_________________
*	Represents less than 1.0%
(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to securities. Securities “beneficially owned” by a person may include securities owned by or for, among others, the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the option to acquire within 60 days. Unless otherwise indicated, the address of each shareholder is c/o New Ulm Telecom, Inc., 27 North Minnesota Street, New Ulm, Minnesota 56073.
(2)	Percentage of beneficial ownership is based on 5,115,435 shares outstanding as of March 20, 2006.
(3)	Includes 4,509 shares owned by Mr. Nelson’s spouse.
(4)	Includes 3,654 shares owned by Mr. Jensen’s spouse.
(5)	Includes 4,500 shares owned by Ms. Dittrich’s spouse.
(6)	Includes 250 shares owned by Mr. Lambrecht’s spouse.
(7)	Includes 12,913 shares owned by the spouses of directors and officers.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table shows compensation for the Chief Executive Officer and Corporate Secretary (the “named executive officers”) for services in all capacities to the Company during fiscal years 2005, 2004 and 2003. Compensation, as reflected in this table and the tables which follow, is presented on the basis of rules of the Securities and Exchange Commission and does not, in the case of certain stock-based awards or accruals, necessarily represent the amount of compensation realized or which may be realized in the future. For more information regarding the Company’s salary policies and executive compensation plans, please review the information under the caption “Report of Compensation Committee on Executive Compensation,” on page 8.

Name and Principal Position	Year	Annual Compensation	Long Term Compensation	All Other Compensation ($)(b)
		Salary ($)	Payouts ($)(a)

Bill Otis	2005	156,685	43,500	12,010
President and Chief	2004	149,930	35,100	11,572
Executive Officer	2003	145,413	31,500	10,990

Barbara Bornhoft	2005	103,538	10,875	7,711
Vice President and	2004	98,215	8,775	7,434
Corporate Secretary	2003	93,509	7,875	6,971
_________________
(a)	Amounts for 2005, 2004 and 2003 represent payouts earned as the result of converting appreciation units awarded in prior years under the Company’s Appreciation Unit Plan.

(b)	Represents contributions made by the Company under its 401(k) plan.

Appreciation Unit Plan

        The Company’s Appreciation Unit Plan was designed to reward key executives with a cash payout based upon the performance of the Company over a three-year period. The appreciation units expire on the third anniversary of the date of grant and are automatically converted to a cash bonus. The cash bonus is computed by multiplying the number of appreciation units awarded by the difference between (i) net income per share and (ii) dividends per share at over the three years of the term of the appreciation unit.

Mr. Otis was granted 30,000 appreciation units and Ms. Bornhoft was granted 7,500 appreciation units for each of the three year-periods ending on December 31, 2003, 2004 and 2005. Under the Plan, Mr. Otis was paid $43,500 and Ms. Bornhoft was paid $10,875 for the appreciation units for the three-year period ended December 31, 2005, which was equal to their respective appreciation units multiplied by Company net income per share over the three year period ($2.456) minus the aggregate dividends paid over the three year period. $1.006). There is currently no long-term compensation plan in effect covering 2006.

Options and Warrants

The Company did not issue any options or warrants during 2005, 2004, or 2003, and at December 31, 2005, had no options or warrants outstanding.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Board of Directors
New Ulm Telecom, Inc.
P. O. Box 697
New Ulm, MN 56073

        The compensation program for the Chief Executive Officer and the Board of Directors is the responsibility of the Compensation Committee of the Board of Directors (the “Committee”). The Committee is composed entirely of independent members of the Board. The Committee oversees New Ulm Telecom, Inc.’s compensation and establishes the principles and strategies that guide the design of compensation plans and benefit programs for all employees within New Ulm Telecom, Inc. In 2005, the Committee was comprised of three directors: Messrs. Meyer and Lambrecht and Ms. Dittrich. Mr. Meyer is the Chair of the Committee.

        The following discussion describes New Ulm Telecom, Inc.’s approach to executive compensation. The Committee retains the right to consider factors other than those set forth below in setting executive compensation levels for individual officers.

        The 2005 salary program consisted of two elements: an annual base salary and a cash bonus under an Appreciation Unit Plan (the “Plan”). The purpose of the Plan was to reward key executives for the long-term success of the Company, and to assist in the recruitment and retention of key executives. The Plan was also used to link total executive compensation to New Ulm Telecom, Inc.’s financial performance. Overall, the philosophy for the executive compensation program is to pay competitively compared to similar-sized companies, particularly telecommunications companies.

        When setting annual base salaries and making awards under the bonus plan, the Compensation Committee considers Company performance and compensation levels of comparable companies with a goal of remaining reasonably competitive with comparable companies.

        The Appreciation Unit Plan was designed to reward key executives with a cash bonus upon conversion of the units. The appreciation units expire on the third anniversary of the date of grant, at which time the units convert to a cash bonus. The bonus is computed by multiplying the difference between net income per share and dividends per share at year-end over each of the three years of the appreciation units’ terms by appreciation units awarded. The last appreciation units awarded were in 2002, and expired on December 31, 2005.

        The Committee has worked with a consultant to develop a new Management Incentive Plan. This new plan is effective beginning in the year 2006. The purpose of the Management Incentive Plan is to enable New Ulm Telecom, Inc. to motivate its executive officers to achieve key financial and strategic objectives.

        In reviewing the Chief Executive Officer’s 2005 performance, the Committee determined that Mr. Otis’ total compensation package was in alignment with the Company’s performance in 2005. The Committee also reviewed the compensation levels of executives in comparable companies, and determined that Mr. Otis’ compensation was competitive within the industry. In addition, the Committee believes that New Ulm Telecom, Inc.’s compensation practices and compensation philosophy align executive interests with those of its shareholders by linking total executive compensation to New Ulm Telecom, Inc.’s financial performance.

Submitted by the Compensation Committee of the Board of Directors

Perry Meyer
Rosemary Dittrich
Duane Lambrecht

REPORT OF AUDIT COMMITTEE

Board of Directors
New Ulm Telecom, Inc.
P. O. Box 697
New Ulm, MN 56073

        The Audit Committee is responsible for overseeing management’s financial reporting practices and internal controls. The Committee operates under a written charter adopted by the Board of Directors.

        Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee’s responsibility is generally to monitor and oversee these processes, as described in the Audit Committee Charter.

        With respect to the year-end at December 31, 2005, in addition to its other work, the Audit Committee:

•	Reviewed and discussed with the Company’s management and the independent auditors the audited financial statements as of December 31, 2005 and for the year then ended;

•	Discussed with the independent auditors the matters required to be discussed by auditing standards generally accepted in the United States of America, including those matters required to be discussed by Statement on Auditing Standards (SAS) 61; and

•	Received from the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1 and discussed with them their independence.

        Based upon the review and discussion summarized above, together with the Committee’s other deliberations, the Committee recommended to the Board of Directors that the audited financial statements of the Company, as of December 31, 2005 and for the year then ended, be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors

Paul Erick
Mary Ellen Domeier
Gary Nelson

SHAREHOLDER RETURN PERFORMANCE GRAPH

        Set forth below is a graph that compares the cumulative total shareholder return on our common stock to the Russell 2000 Index and to the NASDAQ Telecommunications Index. The comparison covers the period from December 31, 2000 to December 31, 2005. Shareholder return assumes reinvestment of all dividends.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        It is the Company’s policy that all proposed transactions by the Company with directors, officers, five percent shareholders and their affiliates be entered into only if these transactions are on terms no less favorable to the Company than could be obtained from unaffiliated parties, are reasonably expected to benefit the Company and are approved by a majority of the disinterested, independent members of its Board of Directors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

        The Audit Committee of the Board of Directors has appointed Kiesling Associates LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2006.

        Representatives of Kiesling Associates LLP are expected to be present at the annual meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders in attendance.

        The following is a summary of fees billed by Kiesling Associates LLP for professional services rendered for the years ended December 31, 2005 and December 31, 2004.

Fee Category	2005 Fees	2004 Fees
Audit Fees	$71,334	$59,677
Audit-Related Fees	—	—
Tax Fees	11,400	10,750
All Other Fees	—	—

Total Fees	$82,734	$70,427

Audit Fees

        Consists of fees billed for professional services rendered for the audit of the Company’s annual consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports.

Audit-Related Fees

        Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” There were no audit-related fees billed for 2005 or 2004.

Tax Fees

        Consists of fees billed for professional services for tax compliance and tax advice.

All Other Fees

        Consists of fees for services other than the services reported above. There were no other fees billed for 2005 or 2004.

Independence

        The Audit Committee of the Board of Directors has determined that the provision of the services described above is compatible with maintaining the principal registered public accounting firm’s independence.

Pre-Approval Policy for Services of Independent Registered Public Accounting Firm

        As part of its duties, the Audit Committee is required to pre-approve audit and non-audit services performed by the independent registered public accounting firm in order to ensure that the provision of these services does not impair the independent registered public accounting firm’s independence. On an annual basis, the Audit Committee reviews and provides pre-approval for certain types of services that may be provided by the independent registered public accounting firm without obtaining specific pre-approval at the time of engagement from the Audit Committee. If a type of service to be provided has not received pre-approval during this annual process, it will require specific pre-approval by the Audit Committee. The Audit Committee does not delegate to management its responsibilities to pre-approve services. The Audit Committee pre-approved all of the services the Company received from Kiesling Associates LLP during the year ended December 31, 2005.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        The Company’s officers, directors and beneficial owners of more than 10% of the Company’s common stock are required to file reports of their beneficial ownership with the Securities and Exchange Commission. Based on the Company’s review of copies of such reports received by it, or written representations from reporting persons, the Company believes that during the fiscal year ended December 31, 2005, all reports required under Section 16(a) were filed with the Securities and Exchange Commission on a timely basis.

ANNUAL REPORT ON FORM 10-K

        Upon written request to New Ulm Telecom, Inc., 27 North Minnesota Street, New Ulm, Minnesota, 56073, Attention: President, the Company will send, without charge, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2005, including the financial statements and the financial statement schedules, as filed with the Securities and Exchange Commission, to any person whose proxy is being solicited.

SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

        If a shareholder wishes to present a proposal for consideration for inclusion in the proxy materials for the 2007 Annual Meeting of Shareholders, the proposal must be sent by certified mail, return receipt requested, and must be received at the principal executive offices of the Company at 27 North Minnesota Street, New Ulm, Minnesota 56073, Attention Bill Otis, no later than December 16, 2006. All proposals must conform to the rules and regulations of the Securities and Exchange Commission. Under Securities and Exchange Commission rules, if a shareholder notifies the Company of his or her intent to present a proposal for consideration at the 2007 Annual Meeting of Shareholders after February 28, 2007, the Company, acting through the persons named as proxies in the proxy materials for such meeting, may exercise discretionary authority with respect to such proposal without including information regarding such proposal in our proxy materials.

OTHER MATTERS

        The management of the Company is unaware of any other matters that are to be presented for action at the annual meeting. Should any other matter properly come before the meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

By Order of the Board of Directors

/s/   Barbara A.J. Bornhoft

Barbara A.J. Bornhoft
Corporate Secretary

New Ulm, Minnesota
April 7, 2006

affix label here

NEW ULM TELECOM, INC.
27 North Minnesota Street
New Ulm, MN 56073
(507) 354-4111

PROXY

        The undersigned hereby appoints James Jensen, Perry Meyer, Duane Lambrecht, and Paul Erick or any of them, with power of substitution, as proxies to vote the shares of common stock of the undersigned in New Ulm Telecom, Inc. at the Annual Meeting of Shareholders to be held on May 18, 2006 at 10:00 a.m. at Turner Hall, located at 102 South State Street, New Ulm, Minnesota and at any adjournment thereof, upon all business that may properly come before the meeting, including the business identified (and in the manner indicated) on this proxy and described in the proxy statement furnished herewith.

        Indicate your vote by an (X). The Board recommends voting FOR all items.

Item

1.	To elect three directors for a term of three years, each to hold office until the Annual Meeting of Shareholders to be held in 2009, or until his or her successor is elected.

__________	FOR – All Nominees (Except as marked to the contrary below.)

__________	WITHHOLD AUTHORITY – All Nominees

Nominees: Rosemary Dittrich, Mary Ellen Domeier, Gary Nelson

Instruction: To withhold authority to vote for any nominee, mark through that nominee’s name.

2.	In their discretion, the proxies are authorized to vote upon any other business as may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHICH RECOMMENDS VOTING FOR ALL ITEMS. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NOT SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL ITEMS. ABSTENTIONS WILL BE COUNTED TOWARDS THE EXISTENCE OF A QUORUM.

Please mark, sign and date and return promptly in the enclosed, pre-addressed envelope.

Signature _____________________________________________________ Date___________________________

Signature _____________________________________________________ Date___________________________

Please sign exactly as name(s) appear on the mailing label. If a joint account, each owner should sign. If signing for a corporation or as an agent, attorney or fiduciary, indicate the capacity in which you are signing.